EXHIBIT 10.2


NOTE: A LETTER DATED MARCH 13, 2000, REQUESTING CONFIDENTIAL TREATMENT OF CERTAIN INFORMATION CONTAINED HEREIN HAS BEEN FILED WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION. INFORMATION FOR WHICH SUCH REQUEST HAS BEEN MADE HAS BEEN DELETED FROM THIS FILING. PLACES WHERE INFORMATION HAS BEEN DELETED ARE MARKED AS FOLLOWS: [CONFIDENTIAL INFORMATION DELETED]

         AMENDED AND RESTATED TRADEMARK AND TECHNOLOGY LICENSE AGREEMENT

         THIS AGREEMENT (the "Agreement"), made and entered into as of June 30, 1999, by and between HUHTAMAKI FINANCE B.V., a Dutch corporation, with its principal place of business at Burgemeester Rijnderslaan 26, P.O. Box 49, 1 180 AA Amstelreen, The Netherlands (the "Licensor") and HERSHEY CHOCOLATE & CONFECTIONERY CORPORATION (formerly Homestead, Inc.), a Delaware corporation, with its principal place of business at 5060Ward Road, Wheat Ridge, CO 80033 (the "Licensee").

         WHEREAS, Licensor and Licensee are parties to that certain Trademark and Technology License Agreement dated December 30, 1996 (the "Original Agreement") pursuant to which Licensor has licensed certain trademarks, and certain registrations and applications therefor, used in connection with the manufacture and sale of confectionery and other products in the Territory (as hereinafter defined) and with which goodwill of substantial value is associated;

         WHEREAS, on May 25, 1999, Huhtamaki Oyj, a Finnish corporation and the parent company of the Licensor, entered into a separate agreement on the sale of its gum and confectionery business to CSM nv, a Dutch corporation, and in connection with which Licensor desires to terminate Licensee's right and license to use the XyliFresh trademark and associated trade dress.

         WHEREAS, Licensee desires to expand the territory of its right and license to produce, market, advertise, promote, sell, distribute or offer for sale Products (as hereinafter defined) under the Trademarks (as hereinafter defined) to cover the area of the entire world, and, in connection therewith, Hershey Canada, Inc., an Ontario corporation and an affiliated company of the

Licensee, desires to purchase, dismantle and remove a Jolly Rancher product line located in Bristol, England owned by Leaf United Kingdom Ltd, an English corporation, pursuant to a separate agreement signed as of the date hereof; and

         WHEREAS, as a result of changed circumstances resulting from the consummation of the transactions contemplated by the Purchase Agreement, Licensor and Licensee desire to amend and restate the Original Agreement as set forth herein effective from and after June 30, 1999;

         NOW, THEREFORE, for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

         1.1. The following capitalized terms shall have the following meanings wherever used in this Agreement:

                  (a) "Affiliate" of any particular Person means any other Person controlling, controlled by or under common control with such particular Person, where "control" means the possession, directly or indirectly of the power to direct the management and policies of a Person whether through the ownership of voting securities, contract or otherwise.

                  (b) "Annual Period" means each twelve (12) calendar month period beginning on January 1 and ending on the subsequent December 31 during the term of this Agreement (except in the case of the first Annual Period which shall begin on the date hereof and end on December 31, 1999 and in the case of the last Annual Period which shall end upon the date of termination or expiration of this Agreement).

                  (c) "Effective Date" shall mean July 1, 1999.

                  (d) "Original Effective Date" means December 30, 1996.

                  (e) "Net Sales" means (i) the sales of Products under the Trademarks invoiced to third parties by Licensee or invoiced to third parties by any sublicensed Affiliate of Licensee LESS any value added, general sales and similar taxes (to the extent included in the invoiced price), sales rebates and discounts, including rebates, commissions to wholesalers and premiums, other price reductions and payments to customers, rebates to customers for price differences and returns, provisions for price reductions and trade discounts; plus (ii) the sales of confectionery Products (which shall not include any sales of products, such as ice cream or cookies for example, in which any such confectionery Product is an ingredient) under the Trademarks invoiced to third parties by any third party sublicensee of Licensee or invoiced to third parties by any third party sublicensee of any sublicensed Affiliate of Licensee less any value added, general sales and similar taxes (to the extent included in the invoiced price), sales rebates and discounts, including rebates, commissions to wholesalers and premiums, other price reductions and payments to customers, rebates to customers for price differences and returns, provisions for price reductions and trade discounts; plus (iii) the royalties or other equivalent payments received by Licensee or any sublicensed Affiliate of Licensee from any third party sublicensee for sales of non-confectionery Products under the Trademarks (which shall include any royalties or other equivalent payments for sales of products, such as ice cream or cookies, for example, in which any confectionery Product is an ingredient but only if and to the extent such royalties or other equivalent payments relate to or are based upon the inclusion of the confectionery Product in such products). If any of the Products covered by clause (i) or the confectionery Products covered by clause (ii) above are sold in a manner (such as a package of assorted candies for example) in which a separate price for the Product or confectionery Product, as the case may be, is not established, then the amount of sales to be included in Net Sales shall be calculated on the basis of the Product's or confectionery Product's proportionate weight or value, as appropriate in the circumstances.

                  (f) "Patent Rights" means all patents and patent applications owned by or registered in the name of Licensor as of the Original Effective Date that prior to the Original Effective Date were used in, or that otherwise relate to, the production, manufacture, use, sale, distribution or composition of the Products, as set forth in SCHEDULE B-1 hereto.

                  (g) "Person" means any individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

                  (h)      "Products" means:

                           (i) the products marketed and sold as of the Original Effective Date in the Territory by Licensor or any pre-Original Effective Date Affiliate of Licensor and the products marketed and sold as of the Effective Date on a global basis, excluding the Territory, by the Licensor or any pre-Effective Date Affiliate of Licensor, which bear or are distributed or sold under any of the Trademarks; and

                           (ii) any product or service in connection with which any of the Trademarks is used and which is added to this Agreement by Licensee in accordance with SECTION 2.4.

                  (i) "Purchase Agreement" means that certain Stock Purchase and Sale Agreement, dated as of November 23, 1996 by and among Huhtamaki Oy (a
Finnish corporation and the parent of Licensor), Licensor, Hershey Holding Corporation (then a Delaware corporation and the parent of Licensee) and Hershey Foods Corporation (a Delaware corporation and then a second tier parent of Licensee).

                  (j) "Technical Information" means the Intellectual Property (as defined in the Purchase Agreement and other than the Trademarks), including that set out in SCHEDULE B-2 hereto, which was owned by or registered in the name of Licensor as of the Original Effective Date and which prior to the Original Effective Date was used in, or which otherwise related to, the conception, development, production, manufacture, sale or distribution of the Products, including but not limited to the following: ingredients composition and recipes; formulae; standards for raw materials, packaging and labeling; quality control standards; and processes and technical descriptions for the transformation of raw materials into finished products.

                  (k) "Territory" means North America (including without limitation, the United States of America, Canada and Mexico and each of their possessions, territories and dependencies, including without limitation the Commonwealth of Puerto Rico, Guam, the U.S. Virgin Islands and American Samoa), the Caribbean, Central America and South America, and all government and military establishments and installations thereof wherever located worldwide provided the sale of Products first occurs in North America (as defined above), the Caribbean, Central America or South-America. The Territory shall further include all duty free shops located in North America (as defined above), the Caribbean, Central America and South America.

                  (l) "Trade Dress" means the labels, packaging, and related associated materials, including designs and colors, and copyrights (including those set forth on SCHEDULE A), previously used in the Territory by Licensor or any of its pre-Original Effective Date Affiliates or heretofore used anywhere in the world excluding the Territory by Licensor or any of its pre-Effective Date Affiliates in connection with or heretofore relating to the Products and any modifications, variations or extensions thereof.

                  (m) "Trademarks" means the trademarks set out in SCHEDULE A including any and all registrations and applications for registration thereof, goodwill associated therewith and common law and all other rights appertaining thereto throughout the world and any modifications, variations or extensions thereof, and the Trade Dress associated therewith.

                                    ARTICLE 2

                                 GRANT OF RIGHTS

         2.1. GRANT OF TRADEMARK LICENSE. The Licensor (for itself and its Affiliates) does hereby grant to the Licensee, and the Licensee accepts, the exclusive (even as to Licensor and its Affiliates) authority, right and license to produce, market, advertise, promote, sell, distribute or offer for sale the Products under the Trademarks on a global basis and to use the Trademarks as trade names in connection therewith. This exclusive grant to Licensee shall preclude each of the Licensor and its Affiliates from producing, marketing, advertising, promoting, selling, distributing or offering for sale any product or service under a trademark that is the same as or confusingly similar to any of the Trademarks.

         While the exclusive grant of trademark license relating to Trademarks became effective in the Territory on the Original Effective Date, the exclusive grant of trademark license relating to Trademarks shall become effective on a global basis on the Effective Date with the exception of trademarks and trade dress associated with "Jolly Rancher" and "Milkduds" and any modifications, variations or extensions thereof, which shall become effective on an exclusive basis outside of the Territory on September 30, 2000 being non-exclusive outside of the Territory from the Effective Date through September 30, 2000. From the Effective Date through September 30, 2000, the Licensee shall retain its exclusive (even as to Licensor and its Affiliates) authority, right and license to produce, market, advertise, promote, sell, distribute or offer for sale the Products under the Trademarks in the Territory and to use the Trademarks as trade names in connection therewith under the Original Agreement.

         2.2 CONSIDERATION. In consideration for the right and license herein granted to the Licensee to use the Trademarks in connection with the Products on a global basis, the Licensee agrees (i) to pay to the Licensor or its assignee an amount of Five Hundred Thousand Dollars (USD$500,000) payable in one installment on the Effective Date in immediately available funds by wire transfer to an account designated by the Licensor and (ii) to convey to Licensor, as of the Effective Date, all of its right and license to use the trademark "XyliFresh" together with its exclusive right to use in the Territory all Patent Rights and Technical Information related thereto, and any modifications, variations or extensions thereof, and all of its trademark registrations and applications therefor, and Licensee shall cancel all of its security interests related thereto. As of the Effective Date, Licensee shall cease any and all use of the XyliFresh trademark and trade dress (subject to Licensee's right to dispose of inventory on hand as of the Effective Date), and its right to use any Patent Rights and Technical Information associated therewith, provided, however, that nothing herein shall prevent Licensee from using any Patent Rights and/or Technical Information associated with any Product produced, marketed, advertised, promoted, sold, distributed or offered for sale by Licensee or any sublicensed Affiliate of Licensee prior to the Effective Date with respect to which any Patent Right and/or Technical Information associated with XyliFresh was used ("XyliFresh Technical Information") (but no such Technical Information relating solely and specifically to the use of Xylitol as a sweetener in chewing gum) and with the signing of this Agreement Licensee shall receive a non-exclusive license to use any XyliFresh Technical Information.

         2.3. GOODWILL. The use of the Trademarks by Licensee and any of its sublicensees and the goodwill associated therewith shall enure solely to the benefit of the Licensor.

         2.4. EXPANSION OF TRADEMARK USE BY LICENSEE. The Licensee shall have the absolute and unconditional right, subject only to the limitations imposed by any of the license or limitations agreements referred to on SCHEDULE A, to use in any jurisdiction anywhere in the world any of the Trademarks in any way in connection with the manufacturing, marketing, advertising, promoting, selling, distributing or offering for sale of any product or service in addition to those specified in SECTION 1.1.(H)(I). In the event of such use of a Trademark, such product or service shall thereupon become a Product as provided for in SECTION 1.1.(H)(II) and be subject to the terms and conditions of this Agreement, including but not limited to ARTICLE 4 AND 5 HEREOF, but only when such product or service bears or has a Trademark used in connection with it and solely with respect to the jurisdiction or jurisdictions in which such use of the Trademark occurs.

         2.5. GRANT OF LICENSE TO TECHNICAL INFORMATION AND PATENT RIGHTS. Subject to the terms and conditions of this Agreement, Licensor (for itself and its Affiliates) hereby grants to Licensee, to the extent Licensor or its Affiliates have the right to do so, an exclusive license (even as to Licensor and its Affiliates) to use the Technical Information and the Patent Rights on a global basis without restriction as to use thereof by Licensee and its Affiliates in the conduct of any and all aspects of their respective businesses. To the extent necessary, Licensor agrees to obtain, at its expense, for use by Licensee the aforesaid rights from Licensor's Affiliates. Licensee shall at its expense maintain the Patent Rights.

         While the exclusive license to use the Technical Information and the Patent Rights in the Territory became effective on the Original Effective Date, the exclusive license to use the Technical Information and Patent Rights on a global basis shall become effective on July 1, 1999 with the exception of Technical Information and Patent Rights associated with "Jolly Rancher" and "Milkduds", which shall become effective on an exclusive basis on September 30, 2000 being non-exclusive outside of the Territory from the Effective Date through September 30, 2000.

         2.6. TECHNICAL ASSISTANCE. (a) During the term of this Agreement, Licensor and its Affiliates shall, upon the reasonable request of Licensee or its Affiliates, and subject to the availability of personnel and other resources, make available to Licensee and its Affiliates the technical services of Licensor's and its Affiliates' personnel to advise Licensee and its Affiliates in the manufacture and marketing of the Products.

         (b) Included in such technical services shall be the following:
                  (i) technical instruction and consulting with Licensee's and its Affiliates' personnel with regard to manufacturing the Products;

                 (ii)     inspections and visits; and

                (iii)     qualitative analysis.

                  (c) Technical assistance shall also include, but is not limited to, communicating information, advice and proposals with regard to details of the manufacturing processes and techniques for the Products, advice as to premises, purchase of machinery, installation of machinery, conditioning of premises, warehousing, purchasing of raw materials, transportation, packaging, shelf life, quality assurance and the like.

         2.7. CONTINUED USE OF PATENT RIGHTS AND TECHNICAL INFORMATION. In the event of any termination of this Agreement, Licensee's rights hereunder with respect to the Patent Rights and Technical Information shall continue in full force and effect and shall not be impaired or diminished, except that Licensee's rights with respect to the use of the Patent Rights and Technical Information shall thereafter become non-exclusive.

         2.8. NO INFRINGEMENT. Licensor (for itself and its Affiliates) represents and warrants that the Technical Information and Patent Rights comprise all such information and patents used heretofore by Licensor or any of its pre-Original Effective Date Affiliates in connection with the development, production, manufacture, distribution and sale of the Products in the Territory and that to its knowledge the Technical Information and Patent Rights do not infringe or misappropriate the intellectual property rights of any third party.

         2.9. BANKRUPTCY OR INSOLVENCY. (a) The rights granted to Licensee and its Affiliates under this Agreement are, and shall otherwise be deemed to be, for the purposes of Section 365(n) of the Bankruptcy Code, a license of "intellectual property" rights as defined in Section 101(35A) of the Bankruptcy Code.
         Licensee, as licensee of rights under this Agreement, may fully exercise all of its rights for itself and on behalf of its Affiliates under the Bankruptcy Code, including, but not limited to, Licensee's rights to continue to exercise its rights licensed hereunder.

         (b) Licensor hereby grants to Licensee a first priority security interest in the Trademarks, Patent Rights and Technical Information, together with all good will associated therewith, to secure performance by Licensor of its obligations under this Agreement. Licensor shall cooperate and assist Licensee with the execution and filing of all documents necessary to perfect and record such grant of security interest on a global basis, including without limitation, filings in the United States Patent and Trademark Office, all of the expenses associated therewith being for the account of Licensee. Notwithstanding the foregoing, no security interest is granted under this Agreement in any Trademark, Patent Right or Technical Information where such grant would harm the validity of any such Trademark, Patent Right or Technical Information. Licensee agrees that it will, at its expense, terminate all security interests in the Trademarks, if this Agreement is terminated by Licensee pursuant to the provisions of SECTION 7.1 or if this Agreement is terminated pursuant to the provisions of SECTION 8.1(B). Licensee further agrees that in the event this Agreement and the Trademarks, Patent Rights and Technical Information are assigned by Licensor pursuant to the provisions of SECTION 10.3, Licensee will release its security interest vis-a-vis Licensor provided that Licensor and such assignee have previously taken all reasonable steps necessary, at Licensee's expense, to put Licensee in the same secured position with respect to the Trademarks, Patent Rights and Technical Information as Licensee was in prior to any such assignment and Licensee further agrees to cooperate and assist Licensor and such assignee in that regard.

                                    ARTICLE 3

                     VALIDITY AND MAINTENANCE OF TRADEMARKS

         3.1. Representations and Warranties as to Trademarks. As to the Trademarks, Licensor represents and warrants to Licensee that as of the Effective Date:
                  (i) Except as limited only by Licensee's existing interest in the Trademarks in the Territory pursuant to the Original Agreement, Licensor is the sole and exclusive owner of the entire right, title and interest in and to the Trademarks in the Territory and, to the knowledge of Licensor, Licensor is the sole and exclusive owner of the entire right, title and interest in and to the Trademarks outside of the Territory;

                  (ii)    Licensor has full right to enter into this Agreement;

                  (iii) The Trademarks do not infringe upon any registered or common law trademarks in the Territory, to the knowledge of Licensor, do not infringe upon any registered or common law trademarks outside the Territory and, to the knowledge of Licensor, do not infringe or misappropriate any other proprietary rights of any third parties;

                  (iv) There are not now pending or threatened any claims or litigation and to the best of Licensor's knowledge, information and belief no basis for any such claims exist, which would affect the Trademarks;

                  (v) Except as set forth on SCHEDULE A, Licensor has granted no other right or license permitting the use of the Trademarks; and

                  (vi) To the extent so identified in SCHEDULE A each of the Trademarks is duly registered with the appropriate government agencies in each country indicated on SCHEDULE A with respect thereto and the rights therein have not been abandoned.

         3.2. NOTICE OF INFRINGEMENT AND PROTECTION OF TRADEMARKS. Each of the parties hereto agrees to give the other party written notice of any actual or threatened infringement of the Trademarks by a third party, promptly after information with respect to such infringement or threatened infringement comes to its attention. Licensee is hereby given the right, but not the obligation, to bring suit or take other action to eliminate such infringement or threatened infringement at its own expense in the name of itself, Licensor or both itself and Licensor, provided that Licensee shall provide prior notice to Licensor when bringing suit or taking other action in the name of Licensor or both itself and Licensor, and provided further that Licensee shall notify Licensor promptly after bringing suit or taking other action in its own name. Licensee shall not obligate Licensor for, or shall indemnify Licensor against, any costs, expenses, attorneys' fees or other obligations in connection with any such action or proceeding. Further, Licensor shall cooperate with Licensee at Licensee's expense in connection with any such action or proceeding. Any damages recovered in any such action or proceeding, less all court costs and other expenses, including expenses incurred by Licensor, shall be for the account of Licensee. If, after learning of an infringement of the Trademarks, Licensee chooses not to bring suit against such infringer or take other action to eliminate such infringement or threatened infringement, Licensor shall have the right but not the obligation to bring an action against such infringer at its own expense and any final award or settlement resulting therefrom shall be for the account of Licensor.

         3.3. MAINTENANCE OF TRADEMARKS. Licensee, at its own expense, shall have primary responsibility for the maintenance of all registrations of the Trademarks on a global basis, and shall pursue any currently pending and any future applications for registration therefor (and shall have the right to pursue registration of any trademark identical to a Trademark in jurisdictions within the Territory where such registration does not exist on the Original Effective Date or outside the Territory on the Effective Date), on behalf of the Licensor, and, in the service thereof, shall provide Licensor with such documentation as may be necessary to permit Licensor to execute any applications for registrations and renewals as may be necessary with respect to such

Trademarks (or trademarks) in the name of Licensor. If the Licensor shall fail to take any action appropriately requested by Licensee to maintain or register a Trademark (or trademark identical to a Trademark as provided for above), Licensee may, after written notice to Licensor, register such Trademark (or trademark) in its own name and thereafter promptly assign such registration to Licensor. The parties agree to cooperate in obtaining and maintaining such registrations, renewals and assignments, if any. All trademark rights obtained in accordance with the provisions of this SECTION 3.3 shall be included within the license grant of SECTION 2.1 immediately upon such acquisition and without the requirement of any further action by Licensor or Licensee; and SCHEDULE A hereto shall be supplemented accordingly.

         3.4. MODIFICATION OF TRADEMARKS AND TRADE DRESS. Licensee shall have the right to modify the format of the Trademarks and the Trade Dress associated therewith if in its reasonable business judgment it determines that such modifications are necessary or desirable. Any such modified Trademarks shall be owned by Licensor and shall be included within the license grant of SECTION 2.1 and shall be considered a Trademark under this Agreement without the requirement of any notice to or further action by Licensor or Licensee and SCHEDULE A hereto shall be supplemented accordingly. Licensee shall have the right to pursue registration in Licensor's name of any such modified Trademark in accordance with SECTION 3.3.

                                    ARTICLE 4

                              STANDARDS OF QUALITY

         4.1. WARRANTY AS TO PRODUCTS. Licensee warrants to Licensor that the Products in connection with which the Trademarks are used shall, at all times, conform to Good Manufacturing Practices (GMPs) and shall conform in all material respects with all laws and regulations applicable. Products will be produced, packaged, advertised and distributed consistent with the quality standards applied prior to the Original Effective Date by Licensor or any of its pre-Original Effective Date Affiliates to the Products in the Territory and consistent with the quality standards applied prior to the Effective Date by Licensor or any of its pre-Effective Date Affiliates to the products outside the Territory. Any new Products introduced in the Territory after the Original

Effective Date or introduced outside of the Territory after the Effective Date shall also be produced and packaged consistent respectively with such quality standards. In the case of new Products which are not confectionery products, such Products shall be produced consistent with the quality standards applied by reputable manufacturers of such products.

         4.2. INSPECTIONS AND SAMPLES. Licensee agrees that Licensor or its duly authorized agent (PROVIDED that Licensor or such agent shall have executed a confidentiality agreement reasonably satisfactory to Licensee) shall have the right, on an annual basis at a time to be agreed upon by Licensor and Licensee, to inspect the manufacturing process utilized to produce the Products under this Agreement to ensure compliance with the quality standards set forth herein. The inspection shall be limited to those areas of the facilities where the Products are manufactured, and the Licensor agrees to such restrictions on such inspections as may be required under the Licensee's contractual arrangements with third parties. During such inspections, (i) review may be made of quality control and manufacturing reports as may be reasonably requested, (ii) Licensor or its duly authorized agent may take a reasonable number of representative samples of the Products for quality audit purposes, and (iii) Licensor or its duly authorized agent may review representative samples of promotional, marketing and point-of-sale materials for the Products illustrating Licensee's use of the Trademarks.

                                    ARTICLE 5

                              PROMOTION OF PRODUCTS

         5.1. BEST EFFORTS. Licensee shall use its best efforts commercially reasonable in the circumstances and consistent with Licensee's marketing and sales promotion practices to market and promote the sale and distribution of the Products under the Trademarks in North America. It is understood and agreed between the parties that Licensee's obligation pursuant to the foregoing sentence shall not limit Licensee's ability to curtail or discontinue the marketing, promotion or sale of Products, provided Licensee determines that it is commercially reasonable to do so based on the same criteria it employs in connection with the curtailment or discontinuance of the marketing, promotion or sale of its own confectionery products.

                                    ARTICLE 6

                                    ROYALTIES

         6.1. PAYMENT OF ROYALTIES. In consideration of the right and license herein granted to the Licensee to use the Trademarks in connection with the Products, the Licensee agrees to pay to the Licensor, or to such other party as the Licensor may hereafter direct to Licensee in writing, the royalties set forth in SECTION 6.2 hereof in the amounts and manner set forth therein and in
SECTION 6.4.

         6.2. ROYALTY PAYMENTS.

                  (a)      Licensee shall pay an annual royalty as follows:

                           (i) [CONFIDENTIAL INFORMATION DELETED] for a period commencing on the Original Effective Date through the tenth (10th) anniversary of the Original Effective Date;

                          (ii) [CONFIDENTIAL INFORMATION DELETED] from the tenth (10th) anniversary of the Original Effective Date through the twentieth (20th) anniversary of the Original Effective Date; and

                         (iii) [CONFIDENTIAL INFORMATION DELETED] from the twentieth (20th) anniversary of the Original Effective Date until the termination or expiration of this Agreement.

                  (b) In each Annual Period hereunder, Licensee shall make quarterly royalty payments to Licensor covering Net Sales during Licensee's accounting quarter no later than forty five (45) days after the end of each of the first three accounting quarters and sixty (60) days after the end of Licensee's fourth accounting quarter. The royalty payment for Net Sales during Licensee's fourth accounting quarter shall be adjusted to properly reflect Net Sales for the Annual Period and for purposes of the first Annual Period hereunder (the period ending on December 31, 1999) shall take into account royalty payments for Net Sales made or to be made under the Original Agreement for the period from January 1, 1999 to the Effective Date. To the extent permitted under applicable United States securities laws, Licensee agrees that in December (following the completion of the Licensee's and its sublicensed Affiliates' annual marketing plans for the Products for the following fiscal year) of each year it will advise Licensor of the amount of Licensee's and its sublicensed Affiliates' planned aggregate sales of the Products for such fiscal year and Licensor agrees to treat such information confidentially.

         (c) [CONFIDENTIAL INFORMATION DELETED]

         6.3. PAYMENT OF ROYALTIES; WITHHOLDING TAXES. All royalty and interest payments shall be made in United States dollars. Royalties not paid by Licensee by the date specified in SECTION 6.2 shall bear interest from the date specified for payment herein until actually paid at an interest rate equal to the prime lending rate quoted and in effect from time to time by The Chase Manhattan Corporation or its successor. All royalty payments which are required to be made hereunder by the Licensee to the Licensor shall be made in immediately available funds at a bank designated by the Licensor from time to time. All royalty payments shall be subject to any applicable taxes, if any, which are required to be withheld, PROVIDED that the same are forthwith remitted and evidence of such remittance to the appropriate taxing authority is provided to the Licensor upon request.

         6.4. RECORDS AND REPORTS. At all times during the Term of this Agreement, Licensee shall (in accordance with its customary record retention policy) keep true, accurate and complete records of total quantities of the Products sold and the Net Sales in sufficient detail to permit the determination of royalties payable in respect thereof. At the time Licensee makes its quarterly payment of royalties pursuant to SECTION 6.2, Licensee shall provide Licensor with a royalty report for such quarter as to the royalty payments due for that quarter. The royalty report shall state, in reasonable detail, (a) the Net Sales for each Product, (b) total Net Sales, and (c) the amount of royalties due for such quarter. At the request and expense of Licensor, Licensee shall permit an independent public accountant selected by Licensor to have access to, examine and, with the consent of Licensee (which consent shall not be unreasonably withheld), copy during ordinary business hours such books, records and accounts as may be necessary or advisable to enable such accountant to verify or determine the royalty paid or payable under this Agreement and Licensee shall render all reasonable assistance to such accountant in that regard.

         6.5. NO RELIEF. Nothing stated in this Article 6 shall relieve the Licensee from making payments to the Licensor pursuant to the Original Agreement in respect of periods preceding the Effective Date.

                                    ARTICLE 7

                                      TERM

         7.1. TERM. This Agreement shall have an initial term of seven years and six months commencing on the Effective Date at which time it shall replace the Original Agreement. Thereafter, this Agreement shall be renewed automatically without any prior notice to or action by either party or any of their respective Affiliates, successors or assigns for periods of ten (10) years each, unless terminated (i) by Licensee at the end of the first renewal term or any subsequent ten (10) year renewal term on not less than six (6) months prior notice to Licensor, or (ii) pursuant to the provisions of SECTION 8.1 (B). Upon any such termination, all of the Trademarks shall remain the property of the Licensor and no rights therein shall be deemed transferred to the Licensee, and Licensee shall immediately cease all use of the Trademarks, subject to Licensee's right to dispose of inventory on hand as of the date of termination.

                                    ARTICLE 8

                               REMEDIES FOR BREACH

         8.1. BREACH OF PAYMENT OBLIGATIONS BY LICENSEE.

         (a) Licensor acknowledges and agrees that it shall have no right to terminate this Agreement or any of Licensee's rights hereunder except as expressly set forth in this SECTION 8.1.

         (b) In the event of a willful breach by Licensee of its payment obligations pursuant to ARTICLE 6 hereof, Licensor may send a written notice to Licensee stating that it has breached its payment obligations, specifying in detail the nature of such breach and requiring Licensee to rectify such breach.

If such breach is not rectified by Licensee within a period of thirty (30) days after receiving written notice from Licensor, Licensor shall be entitled to exercise any remedies it may have hereunder, including termination of this Agreement.

         (c) Notwithstanding the provisions of Section 8.1(b), in the event Licensee disputes in good faith the alleged breach by disputing the amount of royalties owed by Licensee pursuant to SECTION 6.2 hereof, such dispute shall be resolved exclusively by arbitration pursuant to SECTION 8.3 and in accordance with the procedures set forth therein, and shall, in no event, give rise to Licensor's ability to terminate this Agreement. Such arbitration shall be the sole and exclusive dispute resolution mechanism for resolving such matter, the parties hereto voluntarily waiving for themselves and their respective Affiliates any other rights or remedies any of them may have in any jurisdiction to resolve such matter.

         8.2. OTHER MATERIAL BREACHES.

         (a) Except as set forth in SECTION 8.1, in the event one party determines that the other party has committed a material breach of a provision of this Agreement, such party may provide written notice to the breaching party ("Breach Notice") specifying the material breach complained of in reasonable detail and requiring such other party to rectify such breach. The breaching party shall then have ninety (90) days from receipt of the Breach Notice to rectify such breach or, if such material breach is such that it cannot be rectified within the said ninety (90) day period but is capable of being rectified within a reasonable period of time thereafter, to begin to rectify such breach within such ninety (90) day period and thereafter to proceed diligently to complete the rectification of the breach within a reasonable period. In the event that the party receiving the Breach Notice does not rectify the breach within the time period specified in the preceding sentence, the non-breaching party shall have the right to invoke binding arbitration pursuant to SECTION 8.3. Such arbitration shall be the sole and exclusive dispute resolution mechanism for resolving such matter, the parties hereto voluntarily waiving for themselves and their respective Affiliates any other rights or remedies any of them may have in any jurisdiction to resolve such matter.

         (b) Notwithstanding the foregoing, in the event the party receiving a Breach Notice disputes the other party's assertion that it has committed a material breach of this Agreement, such party shall promptly, and in any event within thirty (30) days after receiving such Breach Notice, send written notice of such dispute to the other party. The parties shall then commence good faith negotiations to resolve such dispute. In the event that the parties are unable to negotiate a resolution of such dispute within sixty (60) days of commencing such good faith negotiations, either party shall, if it wishes to pursue such dispute, invoke binding arbitration pursuant to SECTION 8.3. Such arbitration shall be the sole and exclusive dispute resolution mechanism for resolving such matter, the parties hereto voluntarily waiving for themselves and their respective Affiliates any other rights or remedies any of them may have in any jurisdiction to resolve such matter.

         8.3. ARBITRATION. (a) In the event arbitration is required or invoked pursuant to SECTIONS 8.1 OR 8.2, such arbitration proceeding shall be conducted under the auspices of the Center for Public Resources (the "CPR") in New York, New York pursuant to the CPR's Model ADR Procedures and Practices, Rules and Commentary for Arbitration. The arbitrators in any such arbitration shall be persons knowledgeable in the industry with regard to the subject matter of the arbitration. Both the foregoing agreement of the parties to arbitrate any and all such claims, and the results, determination, finding, judgment and/or award rendered through such arbitration, shall be final and binding on the parties thereto and may be specifically enforced by legal proceedings in a court having jurisdiction over the party in question. It is expressly understood and agreed by the parties that the arbitrators in any such arbitration shall have the right to order injunctive relief (both preliminary and permanent injunctions) and/or payment of damages as the sole and exclusive remedy or remedies awarded to either party in connection with matters referred to them pursuant to SECTIONS
8.1 AND 8.2 but in no event shall they have the right to order termination of all or any part of this Agreement.

         (b) Licensor shall appoint one (1) arbitrator, and Licensee one (1) arbitrator within a term of thirty (30) days from the date arbitration is required or invoked pursuant to SECTIONS 8.1 OR 8.2, and the two (2) arbitrators so appointed shall appoint the third arbitrator (who shall also be knowledgeable in the industry with regard to the subject matter of the arbitration) within a term of thirty (30) days from the date on which the later of the two (2) arbitrators has been selected.

         (c) If either Licensor or Licensee fails to select its arbitrator within the term mentioned above, or in the event that the two (2) selected arbitrators are unable or unwilling to select a third arbitrator within thirty
(30) days following the selection of the later of them, then the CPR shall select such arbitrator (meeting the criteria set out in SECTION 8.3(B), and the three (3) arbitrators so selected shall constitute the arbitration panel for purposes of the dispute. The parties shall have thirty (30) days thereafter to submit their position to the arbitrators. The arbitrators shall be instructed and required to render their decision within thirty (30) days following completion of the arbitration.

         (d) Each party shall bear separately the cost of their respective attorneys, witnesses and experts in connection with such arbitration and shall jointly bear the costs of the arbitrators.

         (e) The parties hereby waive any claim to any damages in the nature of punitive, exemplary or statutory damages in excess of compensatory damages, and the arbitration tribunal is specially divested of any power to award any damages in the nature of punitive, exemplary or statutory damages in excess of compensatory damages, or any form of damages in excess of compensatory damages.

         (f) The arbitrators shall be the exclusive judges of relevance and materiality. No witness or party may be required to waive any privilege recognized by law.

         (g) Unless the arbitrators shall otherwise rule in the interest of justice, all direct or rebuttal testimony shall be submitted in the form of sworn affidavits, provided that at the request of another party, the party submitting the affidavit will make the affiant available for cross-examination. If the affiant is not made available for cross-examination, the affidavit shall not be considered as evidence by the arbitrators except if the arbitrators find that the affiant is beyond the control of the party offering the affidavit, the affiant is unavailable and the interests of justice require consideration of the evidence submitted by the affiant.

         (h) Notwithstanding anything to the contrary in this Agreement, in the event of a breach by either party of SECTION 2.1 the other party shall be entitled, if it so elects, to institute and prosecute proceedings in any court of competent jurisdiction to enforce the specific performance of such party's obligations pursuant to such section.

                                    ARTICLE 9

                           SURVIVAL OF REPRESENTATIONS

         9.1. SURVIVAL OF REPRESENTATIONS. The representations and warranties of Licensor set forth in SECTION 3.1 hereof shall survive for a period of six months following the Effective Date. Any other representations and warranties set forth in this Agreement shall survive indefinitely.

                                   ARTICLE 10

                     SUCCESSORS' SUBLICENSING AND ASSIGNMENT

         10.1. BINDING UPON SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and shall enure to the benefit of the Licensor, its successors and assigns, and the Licensee, its successors and assigns.

         10.2. SUBLICENSING. The Licensee and any of its Affiliates who may be a sublicensee may sublicense rights under this Agreement without notice to or the prior written consent of Licensor PROVIDED THAT (i) a copy of such part of any agreement pursuant to which such rights are being sublicensed as will permit the Licensor to verify that the provisions of clauses (ii) and (iii) of this SECTION
10.2 have been complied with is delivered to Licensor prior to the commencement of each such sublicense, (ii) the sublicensee is required to maintain standards of quality at least equivalent to those set forth in ARTICLE 4 of this Agreement and (iii) the Licensor shall have the same rights with respect to said sublicensee as are contained in ARTICLE 4 of this Agreement. Without limiting the foregoing, Licensor acknowledges and agrees that contemporaneously with the execution of this Agreement Licensee will enter into a sublicense of its rights hereunder with Hershey Foods Corporation.

         10.3. ASSIGNMENT. Licensor may assign this Agreement in its entirety without the prior written consent of Licensee provided that any such assignment is made only in conjunction with an assignment of the Trademarks, Patent Rights and Technical Information to such assignee. Licensor further covenants and agrees that it shall not assign the Trademarks, Patent Rights or Technical Information other than in conjunction with its assignment of its rights and obligations under this Agreement to such assignee. Licensee may assign this Agreement (other than its obligations pursuant to SECTION 6.2(C), in whole or in part (including, without limitation, assignment of Licensee's rights and obligations under this Agreement with respect to one or more of the Trademarks) with respect to the United States as a whole, Canada as a whole, Mexico as a whole, the rest of the Territory as a whole and/or the world other than the Territory as a whole, without the prior written consent of Licensor, provided that any such assignee enters into an agreement with Licensor, in a form reasonably acceptable to Licensor, assuming all of Licensee's rights and obligations under this Agreement, and provided further that (a) Hershey Foods Corporation guarantees such assignee's performance of its obligations under this Agreement; or (b)(i) such assignee has at the time of the assignment a net worth of not less than $500 million (for assignees of Licensee's rights and obligations under this Agreement in the entire Territory or in the United States as a whole) or $200 million (for assignees of Licensee's rights and obligations under this Agreement in Canada as a whole, Mexico as a whole, the rest of the Territory as a whole and/or the world other than the Territory as a whole), and
(ii) Licensor, after a reasonable and prompt good faith inquiry, has not determined that such assignee would be likely to adversely affect the good will, public perception or value of the Trademarks, or that such assignment would adversely affect the performance of the obligations of the licensee hereunder.

                                   ARTICLE 11

                                  MISCELLANEOUS

         11.1. ADDITIONAL REPRESENTATIONS AND WARRANTIES. Each party represents and warrants to the other that the execution, delivery and performance by such party of this Agreement have been duly authorized by all necessary corporate action and all governmental consents, approvals and authorizations (except for any of such which are not material to such party's ability to perform its obligations under this Agreement) required in connection with such execution, delivery and performance have been obtained and are in full force and effect.

         11.2. RECORDAL. The parties hereto shall cooperate in connection with the recording of this Agreement or a summary thereof in those countries where such recordal is requested by Licensee in accordance with applicable law.

         11.3. WAIVER. Failure or delay of either party at any time to require performance of any provisions under this Agreement shall not affect the right of such party to require full performance thereafter and a waiver by either party of a breach of any provision of this Agreement shall not be taken or held to be a waiver of any further or similar breach or as nullifying the effectiveness of such provision. A waiver of any provision hereunder shall be effective only if such waiver is in writing and signed by the party against whom such waiver is sought to be enforced. Failure or delay on the part of either party to exercise any right, remedy, power or privilege provided for herein shall not operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other rights, remedy, power or privilege.

         11.4. ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding between the parties with respect to the subject matter hereof and merges and supersedes all prior discussions, representations, understandings and agreements, whether oral or in writing, between the parties with respect to such subject matter, including without limitation, the Original Agreement; provided, however, that nothing herein shall affect in any way the effectiveness of the Original Agreement from December 30, 1996 to June 30, 1999. This Agreement may be altered, modified or amended only by a written document signed by the parties hereto.

         11.5. SEVERABILITY. In the event that any clause, term or provision hereof is determined by any court or administrative agency of competent jurisdiction to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

         11.6. FORCE MAJEURE. Any delays in or failure of performance by either party under this Agreement shall not be considered a breach hereof if such delay or failure is occasioned by an event beyond the reasonable control of the party affected ("force majeure"), provided that the Licensee shall continue to be obligated to pay to the Licensor any and all amounts which it shall have duly become obligated to pay in accordance with the terms of this Agreement prior to the occurrence of such an event, and FURTHER PROVIDED THAT any party whose performance is so delayed shall give prompt notice thereof to the other party and shall use all reasonable endeavors to comply with the terms of this Agreement as soon as possible. Force majeure in this context shall include, without limitation, acts of government, acts of God, fires, floods, explosions, riots, civil disturbances, strikes, insurrections, earthquakes, wars, rebellion and epidemics.

         11.7. NOTICES. Any notice referred to in this Agreement may be given either (i) by first class certified or registered airmail, return receipt requested, postage prepaid, or (ii) by means of electronic recorded transmission whereby the party giving such notice receives an immediate electronic acknowledgment of receipt from the recipient. Any such notice shall be deemed to be properly given and served when received. Notices shall be in English and addressed to the parties as follows:

              IF TO THE LICENSOR:
              -------------------
              Huhtamaki Finance B.V.
              Burgemeester Rijnderslaan 26
              P.O. Box 49
              1 180 AA Amstelveen
              The Netherlands

              ATTENTION: Managing Director
              ---------
              with a copy to:

              Huhtamaki Oyj
              Lansituulentie 7
              02100 Espoo
              Finland

              ATTENTION: Vice President, Administration
              ---------

              IF TO THE LICENSEE:
              ------------------
              Hershey Chocolate& Confectionery Corporation
              5060 Ward Road
              Wheat Ridge, CO 80033

              ATTENTION: President and Counsel
              ---------
              with a copy to:

              Hershey Foods Corporation
              100 Crystal A Drive
              Hershey, Pennsylvania 17033-0810

              ATTENTION: Senior Vice President, General Counsel and Secretary
              ---------
         Either party may from time to time designate by written notice to the other party another address which it desires to be used for service of notices hereunder in lieu of such address.

         11.8. PERFORMANCE BY AFFILIATES. Where performance of Licensor's or Licensee's duties or obligations under this Agreement requires or involves action by any of their respective Affiliates. Licensor or Licensee, as appropriate, shall secure such performance by such Affiliate.

         11.9. APPLICABLE LAW. This Agreement and the legal relations between the parties hereto shall, in all respects, be interpreted, construed and governed in accordance with the laws of the State of New York, without reference to the choice of law principles of such laws (other than Section 5-1401 of the New York General Obligations Law)

         11.10. EXCLUSIVE JURISDICTION. Any disputes arising out of or relating to this Agreement shall be resolved exclusively as provided in
ARTICLE 8 hereof.


         11.11. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which shall be deemed to have been executed simultaneously.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, as of the day and year first above written.

                                       HUHTAMAKI FINANCE B.V.

                                       By:_______________________________
                                           Name:   Eero Aho
                                           Title:  Managing Director

                                       By:_______________________________
                                           Name:   Juha Salonen
                                           Title:  Managing Director

                                        HERSHEY CHOCOLATE &
                                             CONFECTIONERY CORPORATION

                                       By:_______________________________
                                           Name:
                                           Title:





                                       By:________________________________
                                           Name:
                                           Title:




SCHEDULE A TO TRADEMARK AND TECHNOLOGY LICENSE AGREEMENT

TRADEMARK REGISTRATIONS

(CHUCKLES, GOOD'N FRUITY, GOOD&PLENTY, HEATH, JOLLY RANCHER, MILK DUDS, PAYDAY, SIXLETS, WHOPPERS, ZERO)

==================== ================================ ========= ================ ================ =================
COUNTRY              TRADEMARK                        CLASSES   REG. NO.         REG. DATE        PROPRIETOR
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
U.S.
CANADA
MEXICO
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
USA                  Chuckles                                   0515075          Sep 13 1949      HFBV
                     Good&Plenty                                1289249          Aug 07 1984      HFBV
                     Good&Plenty and Design                     1328776          Apr 02 1985      HFBV
                     Good'n Fruity & Design                     0742450          Dec 18 1962      HFBV
                     Good'n Fruity                              1838788          Jun 07 1994      HFBV
                     Good'n Fruity Fruit Design                 1825329          Mar 08 1994      HFBV
                     Good and Plenty                            0243197          Jun 12 1928      HFBV
                     Heath                                      1404302          Aug 05 1986      HFBV
                     Heath                                      1403352          Jul 29 1986      HFBV
                     Heath Bits                                 1572237          Dec 19 1989      HFBV
                     Heath                                      0793753          Aug 03 1965      HFBV
                     Heath                                      0799191          Nov 23 1965      HFBV
                     Heath Almond Toffee Chips                  0675751          Mar 17 1959      HFBV
                     Heath Double Dip Almond Toffee             0673677          Feb 03 1959      HFBV
                     Chips
                     Heath English Toffee Miniatures            0782609          Dec 29 1964      HFBV
                     From the Makers of Heath
                     Toffee Crunch                              0788228          Apr 13 1965      HFBV
                     Heath Toffee Premium                       0699499          Jun 14 1960      HFBV
                     Original Heath                             1403351          Jul 29 1986      HFBV
                     Soft'n Crunchy Heath                       1436583          Apr 14 1987      HFBV
                     Jolly Rancher                              2055901          Apr 22 1997      HFBV
                     Jolly Rancher                              0695762          Apr 05 1960      HFBV
                     Jolly Rancher                              1923903          Oct 03 1995      HFBV
                     Jolly Rancher                              1923904          Oct 03 1995      HFBV
                     Jolly Rancher                              1684586          Apr 28 1992      HFBV
                     JR&Design                                  1174430          Oct 20 1981      HFBV
                     JR and Design                              1821292          Feb 15 1994      HFBV
                     JR and Design                              1843021          Jul 05 1994      HFBV
                     JR and Design                              1880538          Feb 28 1995      HFBV
                     JR and Design                              1877705          Feb 07 1995      HFBV
                     Milk Duds                                  1307327          Nov 27 1984      HFBV
                     Payday                                     0370705          Sep 05 1939      HFBV
                     Payday                                     1448756          Jul 21 1987      HFBV
                     Sixlets                                    1023366          Oct 21 1975      HFBV
                     Six 6 Lets                                 0644531          Apr 23 1957      HFBV
                     Whoppers                                   0965678          Aug 07 1973      HFBV

                     Zero                                       0284982          Jul 14 1931      HFBV
                     Zero                                       1677789          Mar 03 1992      HFBV
                     Zero                                       1268127          Feb 21 1984      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Canada               Chuckles                                   38130                             HFBV
                     Chuckles                                   164092                            HFBV
                     Good'n Fruity & Design                     214013                            HFBV
                     Good&Plenty                                43049                             HFBV
                     Heath                                      713264           Application      HFBV
                     Heath&Design                               7131251          Application      HFBV
                     Jolly Rancher                              253159                            HFBV
                     Jolly Rancher & Design                     806453           Application      HFBV
                     Jolly Rancher                              252228                            HFBV
                     JR Jolly Rancher                           476066           May 12 1997      HFBV
                     Milk Duds                                  382784                            HFBV
                     Payday                                     180150                            HFBV
                     Payday                                     155125                            HFBV
                     Whoppers                                   164110                            Leaf Canada,
                                                                                                  Inc.
                     Zero Design                                179572                            HFBV
                     Zero Design                                174381                            HFBV
                     Chuckle                                    39240            Jan 28 1926      HFBV
                     Chuckles Canadian Jells                    157169           Jun 07 1968      HFBV
                     Heath (Oval) Design                        187955           Jan 19 1973      HFBV
                     Heath Sensations                           432746           Sep 02 1994      HFBV
                     Super Crunch Heath & Design                210960           Jan 06 1976      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Mexico               Chuckles & Design                          443047                            Leaf, Inc.
                     Good&Plenty                                417351                            Leaf, Inc.
                     Good'n Fruity                              429720                            Leaf, Inc.
                     Heath&Design                               422668                            Leaf, Inc.
                     Jolly Rancher                              420571                            Leaf, Inc.
                     JR&Design                                  408947                            Leaf, Inc.
                     Milk Duds                                  421140                            Leaf, Inc.
                     Payday and Design                          406888                            Leaf, Inc.
                     Sixlets                                    421139                            Leaf, Inc.
                     Whoppers                                   364539                            Leaf, Inc.
                     Zero and Design                            406889                            Leaf, Inc.
                     Ranchers                                   463706

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------

CENTRAL &
SOUTH
AMERICA

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Argentina            Heath                                      1501739                           Leaf, Inc.
                     Jolly Rancher                              1584485          Dec 15 1995      Leaf, Inc.
                     Milk Duds                                  1562946          May 31 1991      Leaf, Inc.
                     Payday                                     1619604          Oct 23 1996      Leaf, Inc.
                     Sixlets                                    1994518          Application      Leaf, Inc.
                     Whoppers                                   1990881          Application      Leaf, Inc.

                     Zero                                       1639897          Jul 30 1997      Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Bolivia              Heath                                      62579-C          Nov 19 1996      Leaf, Inc.
                     Jolly Rancher                              3155             Application      Leaf, Inc.
                     Payday                                     62575-C          Nov 19 1996      Leaf, Inc.
                     Sixlets                                    62577-C          Nov 19 1996      Leaf, Inc.
                     Whoppers                                   62578-C          Nov 19 1996      Leaf, Inc.
                     Zero                                       62576-C          Nov 19 1996      Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Brazil               Good'n Fruity                              818635525        Application      Leaf, Inc.
                     Heath                                      819116343        Application      Leaf, Inc.
                     Heath &Design                              818775297        Jun 23 1998      Leaf, Inc.
                     JR Jolly Rancher                           818763981        Application      Leaf, Inc.
                     Payday                                     818635517        Application      Leaf, Inc.
                     Sixlets                                    818886390        Application      Leaf, Inc.
                     Whoppers                                   818723505        Sep 30 1997      Leaf, Inc.
                     Zero&Design                                818763990        Application      Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Chile                Heath                                      459915           Apr 16 1996      HFBV
                     Jolly Rancher                              393517                            Leaf, Inc.
                     Payday                                     318583                            HFBV
                     Sixlets                                    528129           Nov 23 1998      Leaf, Inc.
                     Whoppers                                   235965                            Leaf, Inc.
                     Zero                                       316112           Application      Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Colombia             Jolly Rancher                              182524           Aug 31 1995      Leaf, Inc.
                     Milk Duds                                  169863                            Leaf, Inc.
                     Payday                                     9421346          Application      Leaf, Inc.
                     Sixlets                                    94040774         Application      Leaf, Inc.
                     Whoppers                                   94040775         Application      Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Costa Rica           Heath                                      95035            Apr 03 1996      HFBV
                     Jolly Rancher                              95036            Apr 03 1996      HFBV
                     Payday                                     95497            Jul 31 1996      HFBV
                     Sixlets                                    104318           Oct 23 1997      HFBV
                     Whoppers                                   95049            Apr 03 1996      HFBV
                     Zero                                       95046            Apr 03 1996      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Dominican Republic   Heath                                      81702            Jan 15 1996      Leaf, Inc.
                     Jolly Rancher                              81701            Jan 15 1996      Leaf, Inc.
                     Payday                                     81697            Jan 15 1996      Leaf, Inc.
                     Sixlets                                                     Application      Leaf, Inc.
                     Zero                                       81700            Jan 15 1996      Leaf, Inc.
                     Whoppers                                                    Application      Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Ecuador              Heath                                      258697           Nov 14 1996      Leaf, Inc.
                     Jolly Rancher                              258796           Nov 14 1996      Leaf, Inc.
                     Payday                                     155197           Jul 22 1997      Leaf, Inc.
                     Sixlets                                    74367            Application      Leaf, Inc.
                     Whoppers                                   258596           Nov 14 1996      Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------

El Salvador          Chuckles                                   222, Book 57     Jul 1 1997       HFBV
                     Jolly Rancher                              69, Book 67      Jan 23 1998      Leaf, Inc.
                     Payday                                     21, Book 68      Jan 27 1998      Leaf, Inc.
                     Sixlets                                    2026-95          Application      Leaf, Inc.
                     Whoppers                                   2016-95          Application      Leaf, Inc.
                     Zero                                       2017-95          Application      Leaf, Inc.
                     Heath                                      70, Book 67      Jan 23 1998      Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Guatemala            Jolly Rancher                              085185           Mar 19 1997      Leaf, Inc.
                     Payday                                     84279            Mar 20 1997      Leaf, Inc.
                     Sixlets                                    84280            Mar 20 1997      Leaf, Inc.
                     Whoppers                                   90380            May 05 1998      Leaf, Inc.
                     Zero                                                        Application      Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Haiti                Heath                                      114/108          Mar 25 1997      Leaf, Inc.
                     Jolly Rancher                              111/108          Mar 25 1997      Leaf, Inc.
                     Payday                                     107/108          Mar 25 1997      Leaf, Inc.
                     Sixlets                                    109/108          Mar 25 1997      Leaf, Inc.
                     Whoppers                                   110/108          Mar 25 1997      Leaf, Inc.
                     Zero                                       108/108          Mar 25 1997      Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Honduras             Heath                                      68664            Apr 30 1997      Leaf, Inc.
                     Jolly Rancher                              69085            Jul 24 1997      Leaf, Inc.
                     Payday                                     69086            Jul 24 1997      Leaf, Inc.
                     Sixlets                                    3139/96          Application      Leaf, Inc.
                     Whoppers                                   68385            Apr 11 1997      Leaf, Inc.
                     Zero                                       3140/96          Application      Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Panama               Heath                                      76890            Oct 11 1996      Leaf, Inc.
                     Jolly Rancher                              76888            Oct 11 1996      Leaf, Inc.
                     Payday                                     042001                            Leaf, Inc.
                     Sixlets                                    037310                            Leaf, Inc.
                     Whoppers                                   037312                            Leaf, Inc.
                     Zero                                       041999                            Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Peru                 Heath                                      017735           Jul 27 1995      Leaf, Inc.
                     Jolly Rancher                              035471           Apr 30 1997      Leaf, Inc.
                     Payday                                     026419           Apr 24 1996      Leaf, Inc.
                     Sixlets                                                     Apr 11 1996      Leaf, Inc.
                     Whoppers                                   023353           Jan 12 1996      Leaf, Inc.
                     Zero                                       021539           Dec 04 1995      Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Trinidad             Heath                                      25127            Application      Leaf, Inc.
                     Jolly Rancher                              25130            Application      Leaf, Inc.
                     Payday                                     25134            Application      Leaf, Inc.
                     Sixlets                                    25132            Application      Leaf, Inc.
                     Whoppers                                   25131            Application      Leaf, Inc.
                     Zero                                       25133            Application      Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Uruguay              JR Jolly Rancher                           285260           Jul 14 1997      Leaf, Inc.
                     Payday                                     277567           Application      Leaf, Inc.
                     Sixlets                                    277566           Oct 30 1997      Leaf, Inc.
                     Whoppers                                   279866           Application      Leaf, Inc.
                     Zero                                       284850                            Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------

Venezuela            Chuckles                                   72170-F                           Leaf, Inc.
                     Good&Plenty & Device                       86151F                            Leaf, Inc.
                     Heath                                      873995           Application      Leaf, Inc.
                     Jolly Rancher                              2716-96          Application      Leaf, Inc.
                     Payday                                     873895           Application      Leaf, Inc.
                     Sixlets                                    874095           Application      Leaf, Inc.
                     Whoppers                                   12597-95         Application      Leaf, Inc.
                     Zero                                                        Application      Leaf, Inc.

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------

AFRICA

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Egypt                Chuckles                         30        676026 (IR)      Jun 12 1997      HFBV
                     Good&Plenty                      30        676595 (IR)      Jun 27 1997      HFBV
                     Good'n Fruity                    30        676597 (IR)      Jun 27 1997      HFBV
                     Heath                            30        676092 (IR)      Jun 12 1997      HFBV
                     Jolly Rancher                    30        604681 (IR)      Feb 26 1997      HFBV
                     Milk Duds                        30        676090 (IR)      Jun 12 1997      HFBV
                     Payday                           30        676104 (IR)      Jun 12 1997      HFBV
                     Sixlets                          30        676096 (IR)      Jun 12 1997      HFBV
                     Whoppers                         30        676028 (IR)      Jun 12 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Morocco              Good&Plenty & Device             30        25168            Jul 18 1974      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
South Africa         Good'n Fruity                                               Pending          HFBV
                     Good&Plenty & Device                                        Pending          HFBV
                     Whoppers                                   79/6922
                     Heath                            30                         Pending          HFBV
                     Jolly Rancher                    30                         Pending          HFBV
                     Milk Duds                        30                         Pending          HFBV
                     Sixlets                          30                         Pending          HFBV
                     Whoppers                         30        79/6922          May 14 1982      HFBV
                     Zero                             30                         Pending          HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------

MIDDLE EAST

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Brunei               Whoppers                                   9231
                     Jolly Rancher                    30        22339            Mar 20 1996      Leaf Group BV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Israel               Chuckles                         30        110848           Apr 05 1998      HFBV
                     Jolly Rancher                    30        110852           Apr 05 1998      HFBV
                     Payday                           30        110854           Apr 05 1998      HFBV
                     Sixlets                          30        110855           Apr 05 1998      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------

------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Kuwait               Good&Plenty & Device                       6763

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
OAPI                 Chuckles                         30                         Pending          HFBV
                     Good&Plenty                      30                         Pending          HFBV
                     Good'n Fruity                    30                         Pending          HFBV
                     Heath                            30                         Pending          HFBV
                     Jolly Rancher                    30                         Pending          HFBV
                     Milk Duds                        30                         Pending          HFBV
                     Payday                           30                         Pending          HFBV
                     Sixlets                          30                         Pending          HFBV
                     Whoppers                         30                         Pending          HFBV
                     Zero                             30                         Pending          HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Saudi Arabia         Chuckles                         30        435/82           May 23 1998      HFBV
                     Heath                            30        434/65           May 06 1998      HFBV
                     Jolly Rancher                    30        435/84           May 23 1998      HFBV
                     Milk Duds                        30        434/64           May 23 1998      HFBV
                     Payday                           30        435/87           May 23 1998      HFBV
                     Sixlets                          30        418/44           May 23 1998      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
United Arab          Chuckles                         30        18776            Mar 31 1997      HFBV
Emirates             Good&Plenty                      30        18774            Mar 31 1997      HFBV
                     Good'n Fruity                    30        18775            Mar 31 1997      HFBV
                     Heath                            30                         Pending          HFBV
                     Jolly Rancher                    30        18771            Mar 31 1997      HFBV
                     Milk Duds                        30        19898            Mar 31 1997      HFBV
                     Payday                           30                         Pending          HFBV
                     Sixlets                          30                         Pending          HFBV
                     Zero                             30        18773            Mar 31 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------

EUROPE

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Armenia              Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Austria              Good&Plenty & Design             30        79753            Apr 28 1975      HFBV
                     Jolly Rancher                    30        604681 (IR)      Jun 28 1993      HFBV
                     Payday                           30        676104 (IR)      Oct 10 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Azerbaidjan          Jolly Rancher                    30        604681 (IR)      Jan 23 1996      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Belarus              Chuckles                         30        676026 (IR)      Jun 12 1997      HFBV
                     Good&Plenty                      30        676595 (IR)      Jun 27 1997      HFBV
                     Good'n Fruity                    30        676597 (IR)      Jun 27 1997      HFBV
                     Heath                            30        676092 (IR)      Jun 12 1997      HFBV
                     Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV
                     Milk Duds                        30        676090 (IR)      Jun 12 1997      HFBV
                     Payday                           30        676104 (IR)      Jun 12 1997      HFBV
                     Sixlets                          30        676096 (IR)      Jun 12 1997      HFBV
                     Whoppers                         30        676028 (IR)      Jun 12 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Belgium              Chuckles                         30        602309 (Ben.)    Dec 30 1996      HFBV
                     Good&Plenty                      30        604102 (Ben.)    Dec 30 1996      HFBV
                     Good'n Fruity                    30        604101 (Ben.)    Dec 30 1996      HFBV
                     Heath                            30        603508 (Ben.)    Dec 30 1996      HFBV
                     Jolly Rancher                    30        527821 (Ben.)    Feb 19 1993      HFBV
                     Jolly Rancher & Device           30        572958 (Ben.)    May 29 1995      HFBV
                     Milk Duds                        30        603507 (Ben.)    Dec 30 1996      HFBV
                     Payday                           30        603511 (Ben.)    Dec 30 1996      HFBV
                     Sixlets                          30        603510 (Ben.)    Dec 30 1996      HFBV
                     Whoppers                         30        602311 (Ben.)    Dec 30 1996      HFBV
                     Whoppers                         30        090664 (Ben.)    Dec 15 1971      Leaf Limited

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Bosnia               Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV
Herzegovina

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Bulgaria             Chuckles                         30        676026 (IR)      Jun 12 1997      HFBV
                     Good&Plenty                      30        676595 (IR)      Jun 27 1997      HFBV
                     Good'n Fruity                    30        676597 (IR)      Jun 27 1997      HFBV
                     Heath                            30        676092 (IR)      Jun 12 1997      HFBV
                     Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV
                     Milk Duds                        30        676090 (IR)      Jun 12 1997      HFBV
                     Payday                           30        676104 (IR)      Jun 12 1997      HFBV
                     Sixlets                          30        676096 (IR)      Jun 12 1997      HFBV
                     Whoppers                         30        676028 (IR)      Jun 12 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Croatia              Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Czech Republic       Chuckles                         30        676026 (IR)      Jun 12 1997      HFBV
                     Good&Plenty                      30        676595 (IR)      Jun 27 1997      HFBV
                     Good'n Fruity                    30        676597 (IR)      Jun 27 1997      HFBV
                     Heath                            30        676092 (IR)      Jun 12 1997      HFBV
                     Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV
                     Milk Duds                        30        676090 (IR)      Jun 12 1997      HFBV
                     Payday                           30        676104 (IR)      Jun 12 1997      HFBV
                     Sixlets                          30        676096 (IR)      Jun 12 1997      HFBV
                     Whoppers                         30        676028 (IR)      Jun 12 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Denmark              Good&Plenty & Design                       163275
                     Milk Duds                                  06.371/1989
                     Whoppers                                   341/81
                     Jolly Rancher                    30        7592/94          Nov 11 1994      Leaf Group BV
                     Jolly Rancher                    30        5096/95          Jul 28 1995      Leaf Group BV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Estonia              Milk Duds                        30        24140            Aug 22 1997      HFBV
                     Jolly Rancher                    30        22896            Mar 21 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Finland              Milk Duds                        30        106549           Feb 20 1990      HFBV
                     Jolly Rancher                    30        134712           Nov 21 1994      HFBV
                     Jolly Rancher & Device           30        204418           Feb 14 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
France               Chuckles                         30        1745551          Jan 10 1991      HFBV
                     Good&Plenty & Design             30        1283320          Sep 05 1984      HFBV
                     Whoppers                         30        1513721          Feb 09 1989      HFBV
                     Whoppers                         30        1502771          Dec 09 1988      Leaf Limited
                     Jolly Rancher                    30        604681 (IR)      Jun 28 1993      HFBV
                     Payday                           30        676104 (IR)      Oct 10 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Germany              Chuckles                         30        936700           Oct 17 1975      HFBV
                     Jolly Rancher                    30        604681 (IR)      Jun 28 1993      HFBV
                     Payday                           30        676104 (IR)      Oct 10 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Hungary              Chuckles                         30        676026 (IR)      Jun 12 1997      HFBV
                     Good&Plenty                      30        676595 (IR)      Jun 27 1997      HFBV
                     Good'n Fruity                    30        676597 (IR)      Jun 27 1997      HFBV
                     Heath                            30        676092 (IR)      Jun 12 1997      HFBV
                     Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV
                     Milk Duds                        30        676090 (IR)      Jun 12 1997      HFBV
                     Payday                           30        676104 (IR)      Jun 12 1997      HFBV
                     Sixlets                          30        676096 (IR)      Jun 12 1997      HFBV
                     Whoppers                         30        676028 (IR)      Jun 12 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Georgia              Jolly Rancher                    30        4543             Feb 06 1997      Leaf Group BV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Greece               Good&Plenty & Device                       53147
                     Jolly Rancher                    30        113776           Dec 19 1995      Leaf Group BV
                     Jolly Rancher & Device           30        125254           Dec 17 1997      Leaf Group BV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Ireland              Jolly Rancher                    30        160666           Mar 16 1993      HFBV
                     Jolly Rancher & Device           30        172858           Jun 01 1995      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Italy                Good&Plenty & Device             30        311509           Sep 23 1974      HFBV
                     Jolly Rancher                    30        604681 (IR)      Jun 28 1993      HFBV
                     Payday                           30        676104 (IR)      Oct 10 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Kazakstan            Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Kyrgyzstan           Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Latvia               Milk Duds                        30        M-38574          Oct 20 1997      HFBV
                     Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Lithuania            Jolly Rancher                    30                         Pending          HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Luxembourg           Chuckles                         30        602309 (Ben.)    Dec 30 1996      HFBV
                     Good&Plenty                      30        604102 (Ben.)    Dec 30 1996      HFBV
                     Good'n Fruity                    30        604101 (Ben.)    Dec 30 1996      HFBV
                     Heath                            30        603508 (Ben.)    Dec 30 1996      HFBV
                     Jolly Rancher                    30        527821 (Ben.)    Feb 19 1993      HFBV

                     Jolly Rancher & Device           30        527958 (Ben.)    May 29 1995      HFBV
                     Milk Duds                        30        603507 (Ben.)    Dec 30 1996      HFBV
                     Payday                           30        603511 (Ben.)    Dec 30 1996      HFBV
                     Sixlets                          30        603510 (Ben.)    Dec 30 1996      HFBV
                     Whoppers                         30        602311 (Ben.)    Dec 30 1996      HFBV
                     Whoppers                         30        090664 (Ben.)    Dec 15 1971      Leaf Limited

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Macedonia            Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Moldova              Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Netherlands          Chuckles                         30        602309 (Ben.)    Dec 30 1996      HFBV
                     Good&Plenty                      30        604102 (Ben.)    Dec 30 1996      HFBV
                     Good'n Fruity                    30        604101 (Ben.)    Dec 30 1996      HFBV
                     Heath                            30        603508 (Ben.)    Dec 30 1996      HFBV
                     Jolly Rancher                    30        527821 (Ben.)    Feb 19 1993      HFBV
                     Jolly Rancher & Device           30        572958 (Ben.)    May 29 1995      HFBV
                     Milk Duds                        30        603507 (Ben.)    Dec 30 1996      HFBV
                     Payday                           30        603511 (Ben.)    Dec 30 1996      HFBV
                     Sixlets                          30        603510 (Ben.)    Dec 30 1996      HFBV
                     Whoppers                         30        602311 (Ben.)    Dec 30 1996      HFBV
                     Whoppers                         30        090664 (Ben.)    Dec 15 1971      Leaf Limited

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Norway               Good&Plenty & Device             30        187906           Jan 08 1998      HFBV
                     Good&Plenty & Design             30        100993           Sep 19 1978      HFBV
                     Milk Duds                        30        135511           Feb 16 1989      HFBV
                     Chuckles                         30        187466           Dec 18 1997      HFBV
                     Good'n Fruity                    30        187905           Jan 08 1998      HFBV
                     Heath                            30        186170           Nov 20 1997      HFBV
                     Jolly Rancher                    30        164637           Sep 22 1994      HFBV
                     Jolly Rancher & Device           30        172892           May 02 1996      HFBV
                     Payday                           30        186709           Nov 20 1997      HFBV
                     Sixlets                          30        186708           Nov 20 1997      HFBV
                     Whoppers                         30        187467           Dec 18 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Poland               Milk Duds                        30        105888           Nov 30 1995      HFBV
                     Milk Duds                        30        676090 (IR)      Jun 12 1997      HFBV
                     Chuckles                         30        676026 (IR)      Jun 12 1997      HFBV
                     Good&Plenty                      30        676595 (IR)      Jun 27 1997      HFBV
                     Good'n Fruity                    30        676597 (IR)      Jun 27 1997      HFBV
                     Heath                            30        676092 (IR)      Jun 12 1997      HFBV
                     Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV
                     Payday                           30        676104 (IR)      Jun 12 1997      HFBV
                     Sixlets                          30        676096 (IR)      Jun 12 1997      HFBV
                     Whoppers                         30        676028 (IR)      Jun 12 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Portugal             Jolly Rancher                    30        604681 (IR)      Jun 28 1993      HFBV
                     Payday                           30        676104 (IR)      Oct 10 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Romania              Chuckles                         30        676026 (IR)      Jun 12 1997      HFBV
                     Good&Plenty                      30        676595 (IR)      Jun 27 1997      HFBV

                     Good'n Fruity                    30        676597 (IR)      Jun 27 1997      HFBV
                     Heath                            30        676092 (IR)      Jun 12 1997      HFBV
                     Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV
                     Milk Duds                        30        676090 (IR)      Jun 12 1997      HFBV
                     Payday                           30        676104 (IR)      Jun 12 1997      HFBV
                     Sixlets                          30        676096 (IR)      Jun 12 1997      HFBV
                     Whoppers                         30        676028 (IR)      Jun 12 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Russia               Milk Duds                                  151489           Apr 10 1997      Leaf, Inc.
                     Milk Duds                                  676090 (IR)      Jun 12 1997      HFBV
                     Milk Duds                        30        151488           Apr 10 1997      Leaf, Inc.
                     (Cyrillic)
                     Chuckles                         30        676026 (IR)      Jun 12 1997      HFBV
                     Good&Plenty                      30        676595 (IR)      Jun 27 1997      HFBV
                     Good'n Fruity                    30        676597 (IR)      Jun 27 1997      HFBV
                     Heath                            30        676092 (IR)      Jun 12 1997      HFBV
                     Jolly Rancher                    30        604681 (IR)      Jun 12 1997      HFBV
                     Payday                           30        676104 (IR)      Jun 12 1997      HFBV
                     Sixlets                          30        676096 (IR)      Jun 12 1997      HFBV
                     Whoppers                         30        676028 (IR)      Jun 12 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Slovak Rep.          Chuckles                         30        676026 (IR)      Jun 12 1997      HFBV
                     Good&Plenty                      30        676595 (IR)      Jun 27 1997      HFBV
                     Good'n Fruity                    30        676597 (IR)      Jun 27 1997      HFBV
                     Heath                            30        676092 (IR)      Jun 12 1997      HFBV
                     Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV
                     Milk Duds                        30        676090 (IR)      Jun 12 1997      HFBV
                     Payday                           30        676104 (IR)      Jun 12 1997      HFBV
                     Sixlets                          30        676096 (IR)      Jun 12 1997      HFBV
                     Whoppers                         30        676028 (IR)      Jun 12 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Slovenia             Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Spain                Good'n Fruity                    30        811791           Jul 06 1977      HFBV
                     Jolly Rancher                    30        604681 (IR)      Jun 28 1993      HFBV
                     Payday                           30        676104 (IR)      Oct 10 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Sweden               Good&Plenty & Device                       151584
                     Milk Duds                        30        215404           Jan 05 1990      HFBV
                     Jolly Rancher                    30        262286           Dec 02 1994      Leaf Group BV
                     Jolly Rancher & Device           30        312192           Apr 26 1996      Leaf Group BV
                     Payday                           30                         Pending          HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Switzerland          Good &Plenty                     30        676595 (IR)      Jun 27 1997      HFBV
                     Good&Plenty & Device             30        404629           Jan 21 1993      HFBV
                     Chuckles                         30        676026 (IR)      Jun 12 1997      HFBV
                     Good'n Fruity                    30        676597 (IR)      Jun 27 1997      HFBV
                     Heath                            30        676092 (IR)      Jun 12 1997      HFBV
                     Jolly Rancher                    30        604681 (IR)      Jun 28 1993      HFBV
                     Milk Duds                        30        676090 (IR)      Jun 12 1997      HFBV

                     Payday                           30        676104 (IR)      Jun 12 1997      HFBV
                     Sixlets                          30        676096 (IR)      Jun 12 1997      HFBV
                     Whoppers                         30        676028 (IR)      Jun 12 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Tajikistan           Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Turkey               Chuckles                         30                         Pending          HFBV
                     Good&Plenty                      30                         Pending          HFBV
                     Good'n Fruity                    30                         Pending          HFBV
                     Heath                            30                         Pending          HFBV
                     Milk Duds                        30                         Pending          HFBV
                     Payday                           30                         Pending          HFBV
                     Sixlets                          30        184150           Apr 30 1997      HFBV
                     Whoppers                         30                         Pending          HFBV
                     Zero                             30                         Pending          HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Turkmenistan         Jolly Rancher                    30                         Pending          Leaf Group BV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Ukraine              Chuckles                         30        676026 (IR)      Jun 12 1997      HFBV
                     Good&Plenty                      30        676595 (IR)      Jun 27 1997      HFBV
                     Good'n Fruity                    30        676597 (IR)      Jun 27 1997      HFBV
                     Heath                            30        676092 (IR)      Jun 12 1997      HFBV
                     Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV
                     Milk Duds                        30        676090 (IR)      Jun 12 1997      HFBV
                     Payday                           30        676104 (IR)      Jun 12 1997      HFBV
                     Sixlets                          30        676096 (IR)      Jun 12 1997      HFBV
                     Whoppers                         30        676028 (IR)      Jun 12 1997

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
United Kingdom       Milk Duds                        30        881111           Jun 23 1965      Leaf, Inc.
                     Jolly Rancher                    30        1508985          Aug 06 1992      Leaf Group BV
                     Jolly Rancher & Device           30        2022662          Jun 01 1995      HFBV
                     Jolly Rancher                    30        2055901          Apr 22 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Uzbekistan           Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Yugoslavia           Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------

ASIA

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Cambodia             Jolly Rancher                    30        6832             Feb 06 1996      Leaf Group BV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
China                Whoppers                         30        293139           Jul 20 1987      HFBV
                     Chuckles                         30        676026 (IR)      Jun 12 1997      HFBV
                     Good&Plenty                      30        676595 (IR)      Jun 27 1997      HFBV
                     Good'n Fruity                    30        676597 (IR)      Jun 27 1997      HFBV
                     Heath                            30        676092 (IR)      Jun 12 1997      HFBV
                     Jolly Rancher                    30        604681 (IR)      Jan 23 1996      HFBV
                     Milk Duds                        30        676090 (IR)      Jun 12 1997      HFBV
                     Payday                           30        676104 (IR)      Jun 12 1997      HFBV

                     Sixlets                          30        676096 (IR)      Jun 12 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Hong Kong            Chuckles                         30        1726/1998        Apr 14 1997      HFBV
                     Good&Plenty                      30        B10737/1998      Apr 14 1997      HFBV
                     Good'n Fruity                    30        B10008/1998      Apr 16 1997      HFBV
                     Heath                            30        1731/1998        Apr 14 1997      HFBV
                     Jolly Rancher                    30        7511/1997        Dec 20 1995      HFBV
                     Milk Duds                        30        7276/1998        Jul 21 1998      HFBV
                     Payday                           30        1729/1998        Apr 14 1997      HFBV
                     Sixlets                          30        1728/1998        Apr 14 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
India                Jolly Rancher                    30                         Pending          Leaf Group BV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Indonesia            Good&Plenty                      30        412702           May 28 1997      HFBV
                     Heath                            30        408121           Dec 12 1997      HFBV
                     Jolly Rancher                    30        382142           Jan 11 1996      Leaf Group BV
                     Milk Duds                        30        408122           Dec 12 1997      HFBV
                     Payday                           30        408123           Dec 12 1997      HFBV
                     Whoppers                         30        412704           May 28 1997      HFBV
                     Zero                             30        408127           Dec 12 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Japan                Heath  (Japanese)                30        2257870          Aug 30 1990      HFBV
                     Heath (English)                  30        2257869          Aug 30 1990      HFBV
                     Jolly Rancher                    30        4069590          Oct 17 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Laos                 Jolly Rancher                    30        4498             May 28 1996      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Macao                Jolly Rancher                    30        21               Jun 13 1996      Leaf Group BV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Malaysia             Whoppers                                   MA/733/91
                     Jolly Rancher                    30                         Pending          Leaf Group BV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Mongolia             Jolly Rancher                    30        604681 (IR)      Sep 05 1995      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Nepal                Jolly Rancher                    30        11409/052        Mar 01 1996      Leaf Group BV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Pakistan             Jolly Rancher                    30                         Pending          Leaf Group BV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Philippines          Good&Plenty                      30                         Pending          HFBV
                     Good'n Fruity                    30                         Pending          HFBV
                     Heath                                                       Pending
                     Jolly Rancher                    30                         Pending          HFBV
                     Milk Duds                        30                         Pending          HFBV
                     Payday                           30                         Pending          HFBV
                     Sixlets                          30                         Pending          HFBV
                     Whoppers                         30                         Pending          HFBV
                     Zero                             30                         Pending          HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Sarawak              Whoppers                                   19698

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Singapore            Whoppers                                   80273
                     Chuckles                         30                         Pending          HFBV
                     Heath                            30        4562/97          Apr 17 1997      HFBV
                     Jolly Rancher                    30        467/96           Jan 15 1996      Leaf Group BV
                     Payday                           30                         Pending          HFBV
                     Zero                             30        4557/97          Apr 17 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Sri Lanka            Jolly Rancher                    30                         Pending          Leaf Group BV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
South Korea          Heath                            30        159844           Sep 23 1988      HFBV
                     Jolly Rancher                    30        360430           Apr 22 1997      Leaf Group BV
                     Sixlets                          30        421327           Sep 15 1998      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Thailand             Chuckles                         30        72687            Apr 09 1997      HFBV
                     Heath                            30        72688            Apr 09 1997      HFBV
                     Jolly Rancher                    30        60291            Jun 20 1996      Leaf Group BV
                     Payday                           30        332086           Apr 09 1997      HFBV
                     Zero                             30                         Pending          HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Taiwan               Chuckles                         30        789797           Dec 16 1997      HFBV
                     Heath                            30        789792           Dec 16 1997      HFBV
                     Jolly Rancher                    30        742157           Dec 16 1996      Leaf Group BV
                     Milk Duds                        30        796817           Feb 16 1998      HFBV
                     Payday                           30        789793           Dec 16 1997      HFBV
                     Sixlets                          30        789794           Dec 16 1997      HFBV
                     Zero                             30        806534           Jun 16 1998      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Vietnam              Chuckles                         30        676026 (IR)      Jun 12 1997      HFBV
                     Good&Plenty                      30        676595 (IR)      Jun 27 1997      HFBV
                     Good'n Fruity                    30        676597 (IR)      Jun 27 1997      HFBV
                     Heath                            30        676092 (IR)      Jun 12 1997      HFBV
                     Jolly Rancher                    30        604681 (IR)      Jan 23 1996      HFBV
                     Milk Duds                        30        676090 (IR)      Jun 12 1997      HFBV
                     Payday                           30        676104 (IR)      Jun 12 1997      HFBV
                     Sixlets                          30        676096 (IR)      Jun 12 1997      HFBV
                     Whoppers                         30        676028 (IR)      Jun 12 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------

OCEANIA

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
Australia            Chuckles                         30        246581           Mar 04 1971      HFBV
                     Heath                                      ?                Application      Leaf, Inc.
                     Jolly Rancher                    30        209273           Apr 06 1967      HFBV
                     Milk Duds                        30        209274           Apr 06 1967      HFBV
                     Good'n Fruity                    30        735247           May 23 1997      HFBV
                     Payday                           30        731171           Apr 02 1997      HFBV
                     Sixlets                          30        731169           Apr 02 1997      HFBV

-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
-------------------- -------------------------------- --------- ---------------- ---------------- -----------------
New Zealand          Chuckles                         30        010371           Mar 01 1971      HFBV
                     Jolly Rancher                    30        204847           Sep 18 1990      HFBV
                     Whoppers                         30        176082           Nov 20 1987      HFBV

                     Good&Plenty                      30        274933           Aug 15 1997      HFBV
                     Good'n Fruity                    30        275456           Apr 15 1997      HFBV
                     Milk Duds                        30        273522           Mar 06 1997      HFBV
                     Payday                           30        273523           Mar 06 1997      HFBV
                     Sixlets                          30        273524           Mar 06 1997      HFBV

==================== ================================ ========= ================ ================ =================


UNREGISTERED TRADEMARK
----------------------
CHOO CHOO CHARLIE AND DESIGN

COPYRIGHTS
----------
Kk 179,128 Issued 2/11/1964 Renewed 2/21/1992 Renewal #602 185
Title: Milk chocolate covered english toffee miniatures
Author: L.S. Heath & Sons, Inc.

Kk 3471 Issued 1/5/1941 Renewed 3/28/1968 Renewal #432 857
Title: Lable - Heath Toffee-Ettes
Author: Bayard E. Heath

No. 15988 Issued 9/1/1936 Renewed 9/4/1963 Renewal #322 471
Title: Heath English Toffee
Author: L.S. Heath & Sons, Inc.

VA 595 683 Issued 11/5/1993
Title: Good `N Fruity Candy Box Package
Author: Leaf, Inc.
Renewal Due: 11/5/2003



LIMITATIONS/LICENSE AGREEMENTS
------------------------------
[CONFIDENTIAL INFORMATION DELTED]

                                                              SCHEDULE B-1

PATENT RIGHTS
-------------
1.       United States Patent Number 5,139,797
         Granted August 18, 1992
         Inventors: Robert Huzinec, Terry Schindeldecker

2.       United States Patent Application
         Serial Number 081543,422
         Applied for October 16, 1995
         Inventors: Dee Brown, Robert Huzinec, Tom Kearns, Mark Norton,
               Terry Schindeldecker


                                                              SCHEDULE B-2

UNPATENTED TECHNOLOGY AND KNOW HOW
----------------------------------
[CONFIDENTIAL INFORMATION DELETED]